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                                  EXHIBIT 99.1



PACER TECHNOLOGY

Annual Report on Form 10-K
for the fiscal year ended June 30, 2002



                        CERTIFICATION OF PERIODIC REPORT

I, Richard S. Kay, Chairman, Chief Executive Officer and President of Pacer Technology (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sections 1350, that:

    (1) the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2002, as filed by the Company with the Securities and Exchange Commission (the "Annual Report"), fully complies with the applicable requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations for the Company.

September 25, 2002



                                               /s/ RICHARD S. KAY
                                               ------------------------------
                                               Richard S. Kay
                                               Chairman, Chief Executive Officer
                                               and President